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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2003

Aksys, Ltd.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	028290 (Commission File Number)	36-3890205 (IRS Employer Identification No.)

Two Marriott Drive,
Lincolnshire, Illinois 60069
(Address of Principal Executive Offices, including Zip Code)

(847) 229-2020
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        Aksys, Ltd. (the "Company") announced on February 12, 2003 fourth quarter and fiscal 2002 results. A copy of the Company's earnings release dated February 12, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

    99.1    Press Release dated February 12, 2003.

SIGNATURES

        According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKSYS, LTD.
	By:	/s/ WILLIAM C. DOW
Date: February 14, 2003	Name:	William C. Dow
	Its:	President and Chief Executive Officer

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES